Putnam
Minnesota
Tax Exempt
Income Fund

ANNUAL REPORT

May 31, 1997

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Fund highlights

* "While short supply may slow the pace of portfolio changes with this fund, the state's economic strength continues to support its municipal bond credit market and we remain confident of the fund's ability to capitalize on this situation and achieve its long-term goals of high current income and principal preservation."

                        --  Leslie J. Burke, manager
                            Putnam Minnesota Tax Exempt Income Fund

* "Based on tax-equivalent yields alone, muni funds easily outshine most taxable-bond funds."

                        --  Morningstar Mutual Funds, March 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

15 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Minnesota Tax Exempt Income Fund began fiscal 1997 on a hopeful, yet cautious note in June 1996 after a somewhat tumultuous year for the municipal bond market. The hope was warranted, as the market rallied in the fall. The caution was justified, for the rally ended abruptly in late winter, cut short by investor worries that inflation and interest rates would both rise in the wake of an economy still growing too fast.

From the vantage point of the fiscal year's close on May 31, 1997, we can see that the volatility, while somewhat nerve-racking for many investors, was unusually low. By spring, even the Federal Reserve Board's increase in the federal funds rate in late March, the source of considerable earlier anxiety, caused little stir.

It is in these contexts that Fund Manager Leslie Burke discusses your fund's performance for the year just past and her view of its prospects for the year ahead. Her report begins on the following page.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Leslie J. Burke

Although the state's extremely limited supply of appropriate investments continued to slow implementation of certain elements of our investment strategy, Putnam Minnesota Tax Exempt Income Fund concluded its fiscal year on a competitive note. Once again, duration management and timely sector shifts drove returns, allowing the fund to continue to provide investors with a steady stream of current tax-exempt income. For the 12 months ended May 31, 1997, the fund provided shareholders with a total return of 7.73% at net asset value (2.58% at the public offering price) for class A shares. Results for class B and class M shares and for longer periods can be found on pages 9 and 10.

* MARKET CHARACTERIZED BY ABNORMALLY LOW VOLATILITY

Compared with performance during other years in the not-too-distant past, the municipal bond market for the period was characterized by abnormally low volatility in all dimensions. This covers not just interest-rate movements, but changes in bond spreads as well. Even the quarter of a percentage point increase by the Federal Reserve Board in late March was virtually a nonevent, primarily because the long-awaited rate increase had already been priced into the market. Throughout the year, interest rates moved up and down in a relatively narrow trading range, with the 30-year Aaa municipal falling from 5.82% to 5.47% over the period. This produced modest appreciation in net asset value while still keeping dividends at an attractive level.

While many expected the March interest-rate increase to be the first in a series, the Fed left rates alone at its May meeting. Once again, the fixed-income market reaction appeared subdued, although bond prices did respond favorably. Until there is more evidence of inflation, we believe the markets will continue to show some uncertainty while they await further Fed action.

* MUNICIPALS OUTPERFORM TAXABLE BONDS OVER PERIOD

As they benefited from market stability, most municipal investments also outperformed their taxable counterparts for much of the period. The fading prominence of last year's flat-tax proposals explains some of this outperformance, although favorable supply and demand trends probably account for much more. Supply is running slightly below the pace of one year ago, while demand -- from individual investors, insurance companies, and other less traditional municipal bond buyers -- has remained steady. Issuers have continued to meet this demand by structuring municipal offerings with terms that are especially attractive to these buyers, many of whom are interested mainly in high-quality, intermediate-term securities. The result has been strong municipal market performance, especially relative to similar taxable investments.

* DEFENSIVE POSITIONING GENERATES INCOME, LIMITS VOLATILITY

Although the municipal market continues to perform well, yields on longer-term issues are near historic lows and we have begun to believe that future municipal bond price appreciation may be somewhat limited. Accordingly, in recent months we have adopted a defensive management strategy to continue seeking solid tax-exempt income while protecting the fund's assets in the face of rising interest rates and robust economic growth.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/
health care                             27.5%

Education                               16.7%

Housing                                 12.9%

Water and
sewerage                                 8.5%

Utilities                                8.2%

Footnote reads:
* Based on net assets as of 5/31/97. Holdings will vary over time.

Duration management has been a key component of this defensive strategy, and over the past several months we have reduced the portfolio's duration from approximately seven years to six. Duration is a measure of the price sensitivity of a portfolio of bonds to changes in interest rates. Like maturity, with which it is often confused, duration is measured in years. In a rising interest-rate environment like this one, a shorter duration helps protect the fund's net asset value by cushioning the effect of interest-rate changes.

In addition to reducing duration, we have also attempted to concentrate the portfolio in holdings that are less sensitive to interest-rate changes. At the same time, we have retained our focus on the call structure of individual securities in anticipation of the year 2003, when a significant portion of the municipal marketplace becomes callable. This dual mandate continues to prompt a repositioning of the portfolio away from long-term securities and into more intermediate-term municipal bonds with maturities between 10 and 20 years. This sector of the market has continued to perform well, and these holdings have helped cushion the fund's net asset value amid rising interest rates.

Higher-coupon bonds have become another important focus for the fund, providing high current income along with a measure of protection in the rising-rate environment. With the strengthening economy compressing credit spreads between various sectors of the municipal market, these lower-rated high-yielding bonds have been outperforming. The growing economy has bolstered the financial standing of many issuers and increased demand for many higher-yielding investments. Some issuers have even parlayed stronger bottom lines into improved credit ratings. Putnam's credit research analysts have been able to identify securities with strong credit fundamentals that also pay the highest possible rate of income. Because these securities trade on their own credit quality and structural merits, they are less sensitive to interest-rate movements than other high-yield investments.

[GRAPHIC PIE CHART OMITTED: CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A           -- 14.2%

Aa          -- 18.7%

Aaa         -- 46.4%

B and under --  0.5%

Ba          --  6.2%

Baa         -- 14.0%

Footnote reads:
* As a percentage of market value as of 5/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* STATE'S ECONOMIC STRENGTH PROMPTS PORTFOLIO SHIFTS

In tandem with the overall U.S. economy, Minnesota's business climate has also been quite positive over the annual period. The state has a strong service economy, as well as a solid light-manufacturing base. The resulting steady flow of tax revenue to municipalities has supported the entire municipal market and made tax-backed issues like local general obligation bonds in high demand among retail and institutional investors. Despite the state's extremely limited supply of structurally favorable bonds, we have capitalized on these positive market conditions. We recently purchased two higher-education issues and are expanding the portfolio's large position in general obligation bonds.

The health-care and housing sectors also continue to play major roles in the portfolio. In fact, our defensive strategy recently led to the purchase of some Minneapolis Housing Authority (MHA) bonds financed by proceeds from the sale of a significant portion of the portfolio's position in a bond issued by the municipality of Cloquet for the paper company Potlatch Corporation. Because the price of housing bonds tends not to fluctuate too widely, housing is generally considered a more defensive sector. These MHA bonds also offered higher coupons than the Potlatch bond, providing the fund with an additional defensive feature and more income. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* DEFENSIVE POSITIONING EXPECTED TO CONTINUE INTO FISCAL '98

Looking ahead, we consider a continuation of the current low volatility to be an unreasonable expectation. In fact, unless the economy shows more convincing signs of a slowdown, we expect another Fed tightening this year. The markets will be watching each employment and inflation report closely as key measures of the economy's growth pace. At the same time, the municipal market may come under some pressure in coming months as a seasonal supply uptick tests the limits of buyer demand. However, investors should not let a small rise in interest rates keep them from buying municipal bonds. Municipals still represent good after-tax value against taxable investments and an excellent way to diversify a stock-heavy portfolio.

As steady economic growth continues, your fund's defensive positioning continues to be the most prudent course toward high current income and price stability. Although Minnesota's extremely low supply of credit and structurally appropriate issues remains a challenge, our large, highly experienced staff of research analysts will concentrate on seeking to identify undervalued issuers -- particularly of intermediate-term and higher coupon bonds -- to generate a competitive income for the fund.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Minnesota Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/97

                                Class A         Class B         Class M
(inception date)               (10/23/89)      (7/15/93)       (4/3/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year                       7.73%   2.58%   7.04%   2.04%   7.29%   3.85%
------------------------------------------------------------------------------
5 years                     35.68   29.17   30.60   28.60   33.33   28.95
Annual average               6.29    5.25    5.48    5.16    5.92    5.22
------------------------------------------------------------------------------
Life of fund                65.86   58.05   56.20   56.20   60.90   55.69
Annual average               6.88    6.21    6.04    6.04    6.46    6.00
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97

                                  Lehman Bros.              Consumer
                             Municipal Bond Index         Price Index
------------------------------------------------------------------------------
1 year                               8.29%                   2.23%
------------------------------------------------------------------------------
5 years                             41.80                   14.60
Annual average                       7.24                    2.76
------------------------------------------------------------------------------
Life of fund                        79.18                   27.47
Annual average                       8.00                    3.25
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares. One, five, and ten year and life of fund returns for class B shares reflect the applicable contingent deferred sales charges (CDSC), which is 5% in the first year, declines each year to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/97

                                      Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)                 12              12              12
------------------------------------------------------------------------------
Income                             $0.473449       $0.413951       $0.446509
------------------------------------------------------------------------------
Capital gains1                         --              --              --
------------------------------------------------------------------------------
  Total                            $0.473449       $0.413951       $0.446509
------------------------------------------------------------------------------
Share value:                       NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/96                          $8.76   $9.20        $8.73      $8.76   $9.05
------------------------------------------------------------------------------
5/31/97                           8.95    9.40         8.92       8.94    9.24
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend
rate2                             5.25%   5.00%        4.61%      4.96%   4.80%
------------------------------------------------------------------------------
Taxable equivalent3               9.50    9.05         8.34       8.97    8.68
------------------------------------------------------------------------------
Current 30-day SEC yield4         5.16    4.91         4.55       4.90    4.74
------------------------------------------------------------------------------
Taxable equivalent3               9.34    8.88         8.23       8.87    8.58
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 44.73% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                                Class A         Class B         Class M
(inception date)               (10/23/89)      (7/15/93)       (4/3/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                       7.27%   2.19%   6.61%   1.61%   6.97%   3.45%
------------------------------------------------------------------------------
5 years                     35.12   28.69   30.04   28.04   32.77   28.44
Annual average               6.20    5.17    5.39    5.07    5.83    5.13
------------------------------------------------------------------------------
Life of fund                67.37   59.50   57.58   57.58   62.35   57.09
Annual average               6.93    6.26    6.09    6.09    6.50    6.05
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Please see preceding page for an explanation of calculation methods.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/23/89

PLOT POINTS
                                    Lehman Bros.         Consumer
               Fund's class A      Municipal Bond         Price
DATE            shares at POP          Index              Index
--------      ---------------     ----------------       --------
10/23/89            9,529              10,000             10,000
5/31/90             9,834              10,453             10,287
5/31/91            10,701              11,506             10,796
5/31/92            11,650              12,636             11,123
5/31/93            12,852              14,148             11,481
5/31/94            13,182              14,497             11,744
5/31/95            14,223              15,822             12,118
5/31/96            14,672              16,545             12,468
5/31/97            15,805              17,918             12,747

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $15,620 at net asset value on 5/31/97 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,090 at net asset value on 5/31/97 ($15,569 at public offering price). Please see first page of this section for performance calculation methods.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits.
                 Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


Report of independent accountants

To the Trustees and Shareholders of
Putnam Minnesota Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Minnesota Tax Exempt Income Fund (the "fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
July 17, 1997


Portfolio of investments owned
May 31, 1997

Key to Abbreviations
AMBAC          -- AMBAC Indemnity Corporation
COP            -- Certificate of Participation
FSA            -- Financial Security Assurance
GNMA Coll.     -- Government National Mortgage Association Collateralized
G.O. Bonds     -- General Obligation Bonds
IFB            -- Inverse Floating Rate Bonds
MBIA           -- Municipal Bond Investors Assurance Corporation
VRDN           -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (97.9%) *
PRINCIPAL AMOUNT                                                             RATINGS**                 VALUE

Minnesota (95.3%)
------------------------------------------------------------------------------------------------------------
                 Bemidji, Hosp. Fac. Rev. Bonds
                   (First Mtge. -- North Country Hlth. Svcs.)
   $  1,200,000    5 5/8s, 9/1/21                                              A               $   1,168,500
      1,760,000    5 5/8s, 9/1/15                                              A                   1,729,200
        700,000  Breckenridge Hosp. Fac. Rev. Bonds
                   (Franciscan Sisters Hlth. Care), 9 3/8s, 9/1/17             AAA/P                 723,149
        500,000  Centennial Indpt. Sch. Dist. No. 012 G.O. Bonds,
                   Ser. A, FSA, 7.15s, 2/1/12                                  Aaa                   534,375
      1,950,000  Chaska Indl. Dev. Rev. Bonds
                   (Lifecore Biomedical Inc.), 10 1/4s, 9/1/20                 BB/P                2,215,688
      3,000,000  Cloquet, Poll. Control Rev. Bonds
                   (Potlatch Corp.), 5.9s, 10/1/26                             A                   3,030,000
      1,000,000  Duluth, Econ. Dev. Auth. Hlthcare Fac. Rev. Bonds
                   (Duluth Clinic), AMBAC, 6.3s, 11/1/22                       Aaa                 1,047,500
      1,000,000  Duluth Gross Rev. Bonds
                   (Duluth Entertainment), 7.6s, 12/1/11                       Baa                 1,108,750
        950,000  Duluth, Hosp. Rev. Bonds (St. Luke's Hosp.),
                   9s, 5/1/18                                                  Baa                 1,011,731
        500,000  Fergus Falls, Cmnty. Dev. Rev. Bonds
                   (Lincoln - St. Andrews Assn.), 8 3/4s, 11/1/06              BBB                   510,425
      2,900,000  Golden Valley Indl. Dev. VRDN (Unicare Homes),
                   4.3s, 9/1/14                                                A-2                 2,900,000
      1,565,000  Intl. Falls, Env. Fac. Rev. Bonds
                   (Boise Cascade Corp.), 7.2s, 10/1/24                        Baa                 1,703,894
      2,210,000  Jackson Cnty., Hsg. & Redev. Auth. Indl. Dev.
                   Rev. Bonds (Chemical Equip.), 8 3/4s, 12/1/09               BBB                 2,283,328
      1,105,000  Minneapolis, Cmnty. Dev. Agcy. Supported Dev.
                   Rev. Bonds (Grace-Lee Products Inc.),
                   Ser. 91-3, 8 1/4s, 12/1/11                                  A                   1,218,262
                 Minneapolis, G.O. Bonds (Sports Arena)
      3,000,000    5.2s, 10/1/24                                               Aaa                 2,857,500
      1,500,000    5 1/8s, 10/1/20                                             Aaa                 1,419,375
        810,000  Minneapolis, Hosp. Rev. Bonds (Lifespan Inc.),
                   Ser. B, 9 1/8s, 12/1/14                                     Aaa                   846,912
      1,675,000  Minneapolis, Sales Tax G.O. Bonds, 6 1/4s, 4/1/12             Aaa                 1,775,500
      2,000,000  Minneapolis Single Fam. Rev. Bonds (Phase V),
                   GNMA Coll., 6 1/4s, 4/1/22                                  Aaa                 2,052,500
      3,050,000  Minneapolis, Special Sch. Dist. No. 1 G.O. Bonds,
                   5s, 2/1/12                                                  Aa                  2,950,875
        600,000  Minneapolis-St. Paul, Hsg. Fin. Board Single Fam.
                   Mtge. Rev. Bonds (Phase VI), Ser. A, GNMA Coll.,
                   8.3s, 8/1/21                                                AAA                   612,000
                 Minneapolis & St. Paul Hsg. & Redev. Auth.
                   Hlth. Care Syst. Rev. Bonds
      4,000,000    (Group Hlth. Plan Inc.), 6.9s, 12/1/22                      A                   4,345,000
      2,000,000    (Hlth. One Obligated Group), Ser. A, MBIA,
                   6 3/4s, 8/15/14                                             Aaa                 2,135,000
                 MN Agricultural & Econ. Dev. Board Rev. Bonds
                   (Small Bus. Dev. Loan Program)
        575,000    Ser. E-Lot 1, 8 1/2s, 8/1/10                                BB/P                  595,125
        400,000    Ser. A-Lot 2, 8 3/8s, 8/1/09                                BB/P                  414,000
        750,000    Ser. B, Lot 1, 7s, 8/1/16                                   BB/P                  775,313
                 MN Pub. Fac. Auth. Wtr. Poll. Control Rev. Bonds
      1,500,000    Ser. A, 6.95s, 3/1/13                                       Aaa                 1,651,875
      3,000,000    Ser. A, 6 1/2s, 3/1/14                                      Aaa                 3,232,500
      4,720,000    Ser. B, 5s, 3/1/18                                          Aaa                 4,448,600
      2,245,000    Ser. B, 5s, 3/1/17                                          Aaa                 2,118,719
      3,000,000  MN State Duluth Arpt. Tax Increment Rev. Bonds,
                   Ser. 95A, 6 1/4s, 8/1/14                                    Aaa                 3,120,000
      1,000,000  MN State G.O. Bonds, 6s, 8/1/05                               Aaa                 1,081,250
      1,000,000  MN State Higher Ed. Fac. Auth. Mtge. Rev. Bonds
                   (St. Thomas Univ.), Ser. 3-C, 7 1/8s, 9/1/14                AAA/P               1,088,750
                 MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
         55,000    Ser. C, 8 1/2s, 7/1/19                                      Aa                     55,019
      1,710,000    Ser. B-1, 6 3/4s, 1/1/26                                    Aa                  1,776,263
        990,000    Ser. Q, 6.7s, 1/1/17                                        Aa                  1,044,450
      5,000,000  MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds,
                   Ser. E, 6.85s, 1/1/24                                       Aa                  5,212,500
      1,500,000  MN State Hsg. Fin. Agcy. Dev. Rev. Bonds,
                   Ser. A, 6.95s, 2/1/14                                       Aa                  1,580,625
                 Morris Hosp. Fac. Rev. Bonds
                   (Stevens Cmnty. Memorial Hosp.)
        250,000    Ser. A, 8 1/4s, 5/1/10                                      AAA/P                 278,125
        500,000    Ser. B, 8 1/4s, 5/1/10                                      AAA/P                 556,250
                 North St. Paul Maplewood Independent Sch. Dist.
                   No. 622 G.O. Bonds, Ser. A
      2,000,000    MBIA, 7.1s, 2/1/19                                          Aaa                 2,287,500
      3,000,000    MBIA, 6 7/8s, 2/1/15                                        Aaa                 3,408,750
        600,000  North Suburban Hospital Dist. (Anoka & Ramsey
                   Cnty. Hosp., Hlth. Ctr.) VRDN, 3.9s, 8/1/14                 VMIG1                 600,000
      2,000,000  Northern MN Muni. Pwr. Agcy. Elec. Syst.
                   Rev. Bonds, Ser. A, 7 1/4s, 1/1/16                          A                   2,112,500
      1,000,000  Northfield College Fac. Rev. Bonds
                   (St. Olaf College), 6.4s, 10/1/21                           A                   1,042,500
                 Rochester Hlth. Care Fac. IFB
      3,000,000    (Mayo Foundation), Ser. E, 8.054s, 11/15/12                 AA                  3,161,250
      3,300,000    (Mayo Foundation), Ser. H, 7.763s, 11/15/15 #               AA                  3,436,125
      4,000,000  Rochester Hlth. Care Fac. Rev. Bonds
                   (Olmsted Med. Group), 7 1/2s, 7/1/19                        BB/P                4,195,000
      2,440,000  Rochester, Indpt. Sch. Dist. No. 535 G.O. Bonds,
                   Ser. A, 5 1/4s, 2/1/15                                      Aaa                 2,400,350
      2,500,000  Sartell Poll. Control Rev. Bonds
                   (Champion Intl.), 6.95s, 10/1/12                            Baa                 2,659,375
      2,500,000  SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                   Ser. A-9, FSA, 7.1s, 1/1/30                                 Aaa                 2,718,750
                 Southern MN, Muni. Pwr. Agcy. Syst. Rev. Bonds
        300,000    Ser. A, 8 1/8s, 1/1/18                                      Aaa                   313,113
      1,240,000    Ser. B, 5s, 1/1/13                                          A                   1,137,700
     10,000,000    MBIA, zero %, 1/1/20                                        Aaa                 2,812,500
      1,760,000  Spring Lake Park, Indpt. Sch. Dist No. 016
                   Rev. Bonds, MBIA, 5 1/4s, 2/1/17                            Aaa                 1,716,000
      2,400,000  St. Cloud Hosp. Fac. Rev. Bonds
                   (Saint Cloud Hosp.), Ser. C, AMBAC,
                   6 3/4s, 7/1/11                                              Aaa                 2,646,000
                 St. Paul, Hsg. & Hosp. Redev. Auth.
                   Rev. Bonds (Healtheast)
      3,500,000    Ser. B, 9 3/4s, 11/1/17                                     Baa                 3,638,880
      1,915,000    Ser. B, 9 5/8s, 11/1/08                                     Baa                 1,990,029
      3,500,000    Ser. A, 6 5/8s, 11/1/17                                     Baa                 3,587,500
      2,475,000  St. Paul, Indpt. Sch. Dist. No. 625 COP,
                   Ser. C, 5 1/4s, 2/1/16                                      Aa                  2,360,531
      3,500,000  Todd Morrison & Stearns Cntys., MN Indpt. Sch
                   Dist. No. 2753 G.O. Bonds, MBIA, 5s, 4/1/17                 Aaa                 3,237,500
      3,000,000  U. of Minn. Rev. Bonds, Ser. A, 5 1/2s, 7/1/08                Aa                  3,120,000
      4,310,000  Western MN Muni. Pwr. Agcy. Rev. Bonds,
                   Ser. A, AMBAC, 6 1/4s, 1/1/06                               Aaa                 4,697,900
                                                                                              --------------
                                                                                                 128,488,581

Puerto Rico (2.6%)
------------------------------------------------------------------------------------------------------------
   $  2,150,000  Cmnwlth. of PR G.O. Bonds, MBIA, 6 1/4s, 7/1/12               Aaa             $   2,373,062
      1,000,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                   Ser. Y, 6 1/4s, 7/1/13                                      Baa                 1,086,250
                                                                                              --------------
                                                                                                   3,459,312
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $127,636,420) ***                                     $ 131,947,893
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $134,746,795.

**  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost on a tax basis is $127,636,420, resulting in gross unrealized appreciation and depreciation of $4,819,158 and $507,685, respectively, or net unrealized appreciation of $4,311,473.

#   A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1997.

    The rates shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at May 31, 1997.

    The fund had the following industry group concentrations greater than 10% at May 31, 1997 (as a percentage of net assets):

                    Hospitals/Health Care          27.5%

                    Education                      16.7

                    Housing                        12.9

     The fund had the following insurance concentration greater than 10% at May 31, 1997 (as a percentage of net assets):

                    MBIA                           13.3%





----------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1997

                               Total Market  Aggregate Face   Expiration     Unrealized
                                   Value          Value          Date       Depreciation
----------------------------------------------------------------------------------------
Municipal Bonds Index
Futures Contracts (Short)      $  6,201,000   $  6,019,250      Jun-97       $  (181,750)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $127,636,420) (Note 1)                                              $  131,947,893
---------------------------------------------------------------------------------------------------
Cash                                                                                        709,931
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            2,374,745
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      197,561
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              220,616
---------------------------------------------------------------------------------------------------
Total assets                                                                            135,450,746

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 16,563
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       296,608
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   64,464
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                202,389
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   15,745
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 5,555
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,148
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       58,652
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       42,827
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           703,951
---------------------------------------------------------------------------------------------------
Net assets                                                                           $  134,746,795

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $  132,643,133
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 59,550
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (2,085,611)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                4,129,723
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $  134,746,795

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($98,307,335 divided by 10,985,530 shares)                                                    $8.95
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.95)*                                        $9.40
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($35,333,466 divided by 3,961,205 shares)+                                                    $8.92
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,105,994 divided by 123,653 shares)                                                        $8.94
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.94)**                                       $9.24
---------------------------------------------------------------------------------------------------

*  On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.






Statement of operations
Year ended May 31, 1997

Tax exempt interest income                                                             $ 8,246,717
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                           789,906
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             159,156
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           14,897
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,873
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      194,769
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      278,617
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        4,927
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     25,727
--------------------------------------------------------------------------------------------------
Registration fees                                                                            1,607
--------------------------------------------------------------------------------------------------
Auditing                                                                                    27,661
--------------------------------------------------------------------------------------------------
Legal                                                                                       20,529
--------------------------------------------------------------------------------------------------
Postage                                                                                     15,399
--------------------------------------------------------------------------------------------------
Other                                                                                       25,313
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,565,381
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (89,452)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,475,929
--------------------------------------------------------------------------------------------------
Net investment income                                                                    6,770,788
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                           (80,562)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            541,291
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures during the year                                                                  2,249,425
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  2,710,154
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $9,480,942
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                                 Year ended May 31
                                                                                              1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  6,770,788       $  6,329,579
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            460,729            816,541
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                             2,249,425         (3,550,267)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      9,480,942          3,595,853
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (5,182,778)        (5,131,471)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,529,534)        (1,159,900)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (49,476)           (22,640)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                         4,855,431         11,772,994
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              7,574,585          9,054,836

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       127,172,210        118,117,374
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $59,550 and $31,118, respectively)                                           $134,746,795       $127,172,210
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                            Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.76            $8.95            $8.79            $9.06            $8.74
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .47              .47              .51              .51              .55
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .19             (.19)             .15             (.27)             .33
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .66              .28              .66              .24              .88
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.47)            (.47)            (.50)            (.51)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)            (.47)            (.50)            (.51)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.95            $8.76            $8.95            $8.79            $9.06
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            7.73             3.16             7.90             2.57            10.33
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $98,307          $96,110          $98,418          $95,587          $86,611
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.03             1.01              .99             1.03             1.08
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.32             5.26             5.85             5.60             6.12
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              50.80           109.85            58.18            28.19            37.69
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       July 15, 1993+
operating performance                                                           Year ended May 31                   to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $8.73            $8.92            $8.77            $9.18
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .41              .41              .45              .39
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .19             (.19)             .15             (.41)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .60              .22              .60             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.41)            (.41)            (.45)            (.39)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.41)            (.41)            (.45)            (.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $8.92            $8.73            $8.92            $8.77
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             7.04             2.49             7.17             (.32) *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $35,333          $30,149          $19,698           $8,873
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.68             1.67             1.63             1.47  *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             4.67             4.57             5.15             4.23  *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               50.80           109.85            58.18            28.19
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       April 3, 1995+
operating performance                                                                    Year ended May 31          to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $8.76            $8.95            $8.77
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .45              .43              .08
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .18             (.18)             .17
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .63              .25              .25
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.45)            (.44)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.45)            (.44)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $8.94            $8.76            $8.95
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              7.29             2.82             2.89  *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $1,106             $913               $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.33             1.32              .21  *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              5.01             4.72              .93  *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                50.80           109.85            58.18
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
May 31, 1997

Note 1
Significant accounting policies

Putnam Minnesota Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as the fund's Manager, Putnam Investment Management, Inc. ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Minnesota tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately $1,555,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                    Expiration
--------------              --------------------
 $ 723,000                       May 31, 2003
 $ 832,000                       May 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of market discount, realized and unrealized gains and losses on certain futures contracts, and capital loss carryover. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended
May 31, 1997, the fund reclassified $19,432 to increase undistributed net investment income and $9,206 to decrease paid-in-capital, with an increase to accumulated net realized loss on investments of $10,226. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% of any amount thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1997, fund expenses were reduced by $89,452 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $380 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total compensation for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $14,517 and $69 from the sale of class A and class M shares, respectively and $54,301 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $996 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $77,672,287 and $63,996,448, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,283,188     $ 11,437,737
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                           389,142        3,468,329
------------------------------------------------------------
                                  1,672,330       14,906,066
Shares
repurchased                      (1,654,928)     (14,754,582)
------------------------------------------------------------
Net increase                         17,402     $    151,484
------------------------------------------------------------

                                           Year ended
                                           May 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,304,550     $ 11,690,504
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                           384,745        3,430,838
------------------------------------------------------------
                                  1,689,295       15,121,342
Shares
repurchased                      (1,721,071)     (15,336,253)
------------------------------------------------------------
Net decrease                        (31,776)    $   (214,911)
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         790,026      $ 7,019,605
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                           111,269          988,567
------------------------------------------------------------
                                    901,295        8,008,172
Shares
repurchased                        (391,861)      (3,478,216)
------------------------------------------------------------
Net increase                        509,434      $ 4,529,956
------------------------------------------------------------

                                            Year ended
                                           May 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,432,703      $12,742,334
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                            83,951          746,428
------------------------------------------------------------
                                  1,516,654       13,488,762

Shares
repurchased                        (273,301)      (2,434,245)
------------------------------------------------------------
Net increase                      1,243,353      $11,054,517
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          21,421      $   191,695
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                             5,478           48,811
------------------------------------------------------------
                                     26,899          240,506

Shares
repurchased                          (7,453)         (66,515)
------------------------------------------------------------
Net increase                         19,446      $   173,991
------------------------------------------------------------

                                            Year ended
                                           May 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         107,706      $   965,061
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                             2,321           20,751
------------------------------------------------------------
                                    110,027          985,812

Shares
repurchased                          (5,935)         (52,424)
------------------------------------------------------------
Net increase                        104,092      $   933,388
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 99.55% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

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